UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2023
Annual Report
to Shareholders
DWS Global Macro Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Consolidated Portfolio Summary
16	Consolidated Investment Portfolio
23	Consolidated Statement of Assets and Liabilities
25	Consolidated Statement of Operations
26	Consolidated Statements of Changes in Net Assets
27	Consolidated Financial Highlights
33	Notes to Consolidated Financial Statements
51	Report of Independent Registered Public Accounting Firm
53	Other Information
54	Information About Your Fund’s Expenses
56	Tax Information
57	Advisory Agreement Board Considerations and Fee Evaluation
62	Board Members and Officers
68	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global Macro Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Global Macro Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Global Macro Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
DWS Global Macro Fund returned 4.67% during the 12-month period that ended on October 31, 2023, underperforming the 4.77% return of the ICE BofA 3-Month U.S. Treasury Bill Index. Since the Fund is not managed to a specific benchmark, the index return is provided for reference purposes only. The Fund outperformed the 1.02% return of its Morningstar peer group, Tactical Allocation.
The global financial markets posted mixed results in the annual period, with robust returns for equities and a broad range of returns in the bond market.
The majority of the gains for stocks occurred in the first nine months of the period, reflecting optimism that falling inflation would allow world central banks to wrap up their long series of interest-rate increases. Further, economic growth and corporate earnings came in above the depressed expectations that existed in late 2022. Mega-cap U.S. technology-related stocks were a key driver of returns for the broad global indexes in this time, as were the European markets. The
Investment Process
Portfolio management constructs the Fund’s portfolio using a combination of top-down macro views and bottom-up research along with risk management strategies. Based on the top-down macro views, the portfolio management team outlines a strategic allocation among asset classes for the portfolio which is a reflection of the team’s broad market view. The portfolio management team further takes into consideration news flows, market sentiment and technical factors and then decides on a targeted level of risk. Idea generation, allocation by regions and sectors, as well as position sizing are important features of the strategic allocation process. Selection of investments is then made using bottom-up fundamental analysis.

DWS Global Macro Fund	|	5

environment grew less favorable in early August 2023, as investors became concerned that inflation was set to reaccelerate and central banks would be compelled to keep interest rates “higher for longer.”  The markets were further pressured by the combination of rising oil prices, signs of slowing global growth, and increasing geopolitical tensions. The major indexes finished October 2023 well off of their previous highs as a result.
The prospect of interest rates remaining elevated for an extended period also weighed on the bond market. Long-term government issues were hit particularly hard by this development: in the United States, for instance, the yield on the 10-year U.S. Treasury note climbed near 5% in mid-October – its highest level since 2007. On the other hand, short-term issues outperformed due to their lower interest-rate sensitivity. Credit-oriented investments also outpaced the broader market thanks to their higher yields and the backdrop of better-than-expected economic growth.
Fund Performance
In a reflection of broader market conditions, the Fund’s equity allocation was the primary driver of its positive showing in the 12-month period. Its positioning in the information technology, financials, and communication services sectors made the largest contributions, while its positioning in industrials and healthcare detracted. The Fund’s hedging strategy, which is designed to dampen stock-market volatility and help manage “tail risk”  through the use of futures contracts, inhibited performance over the full period given the gains for global equities. With that said, our hedging program helped limit the extent of the market’s downside once the investment backdrop grew less favorable later in the period.
“In a reflection of broader market conditions, the Fund’s equity allocation was the primary driver of its positive showing in the 12-month period.”
The Fund’s fixed-income holdings contributed to performance, as well. We benefited from an emphasis on shorter-term bonds, as well as our decision to hold approximately one-third of the fixed-income portfolio in

6	|	DWS Global Macro Fund

credit-oriented investments. Our efforts to adjust the portfolio’s duration (interest-rate sensitivity) — also through the use of futures contracts — was a net detractor.
The Fund’s allocation to gold, which it achieved through an investment in the exchange-traded fund SPDR Gold MiniShares Trust, made a modest contribution to performance. The bulk of the gain in gold occurred in the first half of the period, reflecting hopes that the Fed would begin to slow its pace of interest rate increases. Gold subsequently traded lower from its high of mid-May until early October, but it recaptured much of this loss over the final three weeks of the period amid mounting concerns about tension in the Middle East. In our view, this indicates the potential merits of gold as a source of diversification during times of market disruptions.
Our currency positioning was a net detractor, primarily as a result of a long position in the Japanese yen. The divergence between the Bank of Japan’s easy monetary policy and the Fed’s continued tightening was the primary factor driving the yen’s weakness against the U.S. dollar.
Outlook and Positioning
In terms of portfolio activity, our most notable move was to increase the Fund’s weighting in bonds from 22% at the start of the period to 55% at the end of October 2023. In our view, bonds offered an increasingly favorable risk-reward profile due to their higher absolute yields and the backdrop of slowing growth and rising macroeconomic risks. Our purchases were primarily concentrated in short-term bonds, since this area of the market is less subject to interest rate risk. With this said, we gradually increased the Fund’s interest-rate sensitivity by moving from a short position in U.S. Treasury futures to a long. (The value of a short position rises when prices fall.) While this hurt performance late in the period due to a spike in yields in September, we believe it is appropriate given the extent of the bond market’s downturn over the past year, together with the possibility that the Fed could begin cutting rates at some point in 2024. The Fund’s duration stood at 1.47 years at the close of the period, up from 0.07 at the end of October 2022.
We funded the increased weighting in bonds by moving the equity allocation from 53.5% to 37.3% over the course of the 12-month period, as well as by taking the Fund’s cash position down from 20.2% to 10.4%. Within the equity portfolio, we were active in adjusting the Fund’s

DWS Global Macro Fund	|	7

positioning by selling certain winning positions to rotate into more attractive opportunities as appropriate. This process led to sizable decreases in the Fund’s weightings in the communication services and healthcare sectors, as well as smaller reductions in consumer discretionary and consumer staples. The Fund’s position in gold held steady at approximately 5%.
We remain somewhat cautious with respect to our outlook. While economic growth and corporate profits have held up well thus far, we anticipate that both could ultimately come under pressure from the aggressive interest-rate increases by the world’s central banks. We feel comfortable with the Fund’s positioning given these factors, but we remain on the lookout for the opportunity to add back to the weighting in equities if the stock market experiences further volatility.
Portfolio Management Team
Prior to April 25, 2023, the portfolio management team was as follows:
Henning Potstada, Regional Head of Investment Strategy Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2006.
—Portfolio Manager for Multi Asset: Frankfurt.
—MBA, University of Bayreuth, Germany.
Christoph-Arend Schmidt, CFA, Senior Portfolio Manager and Team Lead Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2008.
—Portfolio Manager for Multi Asset: Frankfurt.
—MBA, University of Bayreuth, Germany.
Stefan Flasdick, Portfolio Manager Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank Private Wealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank/Credit Lyonnais.
Fabian Degen, CFA, Portfolio Manager Multi Asset and Solutions
Portfolio Manager of the Fund through April 25, 2023. Began managing the Fund in 2021.
—Joined DWS in 2007.
—Portfolio Manager and Analyst: New York.
—Bachelor of International Business Administration in Investments and Finance from the

8	|	DWS Global Macro Fund

International University of Applied Sciences Bad Honnef, Bonn (with semester at the University of Maine (USA)).
Effective April 25, 2023, the portfolio management team is as follows:
Henning Potstada, Regional Head of Investment Strategy Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2006.
—Portfolio Manager for Multi Asset: Frankfurt.
—MBA, University of Bayreuth, Germany.
Christoph-Arend Schmidt, CFA, Senior Portfolio Manager and Team Lead Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2008.
—Portfolio Manager for Multi Asset: Frankfurt.
—MBA, University of Bayreuth, Germany.
Stefan Flasdick, Portfolio Manager Multi Asset and Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank Private Wealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank/Credit Lyonnais.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
ICE BofA 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.
The Morningstar Tactical Allocation category consists of portfolios that seek to provide capital appreciation and income by actively shifting allocations across investments. The average category returns for the one-, five- and 10-year periods that ended on October 31, 2023 were 1.02%, 3.25%, and 3.52%, respectively.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

DWS Global Macro Fund	|	9

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund but that trades like a stock on an exchange.

10	|	DWS Global Macro Fund

Performance SummaryOctober 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	4.67%	2.31%	3.44%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–1.35%	1.10%	2.83%
ICE BofA 3-Month U.S. Treasury Bill Index †	4.77%	1.77%	1.16%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	3.88%	1.54%	2.66%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.88%	1.54%	2.66%
ICE BofA 3-Month U.S. Treasury Bill Index †	4.77%	1.77%	1.16%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	4.41%	2.04%	3.18%
ICE BofA 3-Month U.S. Treasury Bill Index †	4.77%	1.77%	1.16%

Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 10/31/23
No Sales Charges	5.06%	2.08%
ICE BofA 3-Month U.S. Treasury Bill Index †	4.77%	1.67%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	4.91%	2.55%	3.66%
ICE BofA 3-Month U.S. Treasury Bill Index †	4.77%	1.77%	1.16%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	5.05%	2.59%	3.69%
ICE BofA 3-Month U.S. Treasury Bill Index †	4.77%	1.77%	1.16%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower

DWS Global Macro Fund	|	11

or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2023 are 1.29%, 2.06%, 1.68%, 0.98%, 1.06% and 0.93% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Consolidated Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Prior to May 8, 2017, the Fund had a different management team and operated with a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect. Please see the prospectus for details.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.

12	|	DWS Global Macro Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on July 1, 2019.
†
ICE BofA 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
10/31/23	$9.53	$8.92	$9.18	$9.35	$9.30	$9.33
10/31/22	$9.63	$9.02	$9.28	$9.44	$9.40	$9.42
Distribution Information as of 10/31/23
Income Dividends, Twelve Months	$.38	$.29	$.34	$.39	$.39	$.39
Capital Gain Distributions	$.1071	$.1071	$.1071	$.1071	$.1071	$.1071
Return of Capital	$.06	$.05	$.06	$.07	$.06	$.07

DWS Global Macro Fund	|	13

Consolidated Portfolio Summary(Unaudited)
Asset Allocation (As a % of Net Assets)	10/31/23	10/31/22
Common Stocks	36%	42%
U.S. Treasury Obligations	34%	21%
Cash and Cash Equivalents	11%	21%
Futures Contracts Fixed Income	9%	-9%
Corporate Bonds	7%	6%
Gold Exchange-Traded Funds	5%	4%
Futures Contracts Equity	4%	-6%
Fixed Income Exchange-Traded Funds	3%	—
Sovereign Bonds	2%	4%
Equity Exchange-Traded Funds	1%	—

Sector Diversification (As a % of Common Stocks and Corporate Bonds)	10/31/23	10/31/22
Health Care	22%	24%
Financials	17%	16%
Information Technology	17%	17%
Communication Services	16%	18%
Industrials	7%	7%
Utilities	7%	5%
Consumer Staples	5%	6%
Consumer Discretionary	4%	2%
Materials	3%	3%
Real Estate	2%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
United States	67%	53%
Germany	10%	19%
France	9%	10%
Netherlands	4%	3%
Japan	3%	4%
Australia	2%	2%
Switzerland	2%	3%
United Kingdom	—	2%
Other	3%	4%
	100%	100%

14	|	DWS Global Macro Fund

Five Largest Equity Holdings at October 31, 2023 (12.0% of Net Assets)	Country	Percent
1Microsoft Corp.	United States	3.1%
Develops, manufactures, licenses, sells and supports software products
2Alphabet, Inc.	United States	2.7%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
3AXA SA	France	2.4%
Offers insurance products and retail banking products and services
4E.ON SE	Germany	2.2%
Distributor of electricity to commercial and residential customers
5Allianz SE	Germany	1.6%
Provider of multi-line insurance services

Five Largest Fixed-Income Long-Term Securities at October 31, 2023 (19.5% of Net Assets)	Country	Percent
1U.S. Treasury Note	United States	5.3%
2.50%, 4/30/2024
2U.S. Treasury Note	United States	4.0%
0.375%, 7/15/2024
3U.S. Treasury Note	United States	4.0%
2.875%, 6/15/2025
4U.S. Treasury Note	United States	3.1%
4.125%, 6/15/2026
5U.S. Treasury Note	United States	3.1%
3.50%, 9/15/2025
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s consolidated investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 68 for contact information.

DWS Global Macro Fund	|	15

Consolidated Investment Portfolio
as of October 31, 2023

	Shares	Value ($)
Common Stocks 36.3%
Canada 0.4%
Nutrien Ltd. (Cost $924,225)	13,319	715,230
France 7.0%
Alstom SA	32,771	444,222
AXA SA	153,475	4,551,760
BNP Paribas SA	32,542	1,875,025
Bureau Veritas SA	18,047	410,906
Capgemini SE	7,834	1,383,806
EssilorLuxottica SA	4,521	819,389
LVMH Moet Hennessy Louis Vuitton SE	665	475,698
Orange SA	140,443	1,653,295
Sanofi SA	11,751	1,068,736
Veolia Environnement SA	24,674	675,608
(Cost $12,697,198)		13,358,445
Germany 8.2%
Allianz SE (Registered)	13,207	3,094,190
Bayer AG (Registered)	55,677	2,406,003
Deutsche Telekom AG (Registered)	104,483	2,266,994
E.ON SE	350,452	4,168,310
Infineon Technologies AG	35,916	1,047,848
Siemens Energy AG*	81,863	720,631
Vonovia SE	82,614	1,901,317
(Cost $15,896,970)		15,605,293
Ireland 0.9%
Medtronic PLC (a) (Cost $2,557,461)	25,781	1,819,107
Italy 0.5%
Enel SpA (Cost $1,360,216)	166,384	1,057,416
Japan 2.4%
Daikin Industries Ltd.	7,700	1,114,412
FANUC Corp.	25,900	628,554
Keyence Corp.	2,300	891,952
Mitsubishi Electric Corp.	13,300	149,084
Takeda Pharmaceutical Co., Ltd.	39,100	1,056,756
Yaskawa Electric Corp.	22,300	730,146
(Cost $5,452,913)		4,570,904
The accompanying notes are an integral part of the consolidated financial statements.

16	|	DWS Global Macro Fund

	Shares	Value ($)
Korea 0.5%
Samsung Electronics Co., Ltd. (Cost $865,026)	19,601	980,179
Netherlands 2.0%
ASML Holding NV	979	585,934
ING Groep NV	142,811	1,827,598
Koninklijke Ahold Delhaize NV	47,794	1,417,319
(Cost $3,142,156)		3,830,851
Switzerland 1.3%
Novartis AG (Registered)	7,834	730,200
Roche Holding AG (Genusschein)	6,471	1,665,045
(Cost $2,301,479)		2,395,245
United States 13.1%
Alphabet, Inc. “A” *	40,934	5,079,091
Amazon.com, Inc.*	9,140	1,216,443
Amgen, Inc.	1,306	333,944
CVS Health Corp.	29,465	2,033,380
Intel Corp.	25,780	940,970
Linde PLC	4,013	1,533,608
Merck & Co., Inc.	3,915	402,071
Microsoft Corp.	17,431	5,893,595
PayPal Holdings, Inc.*	36,710	1,901,578
Pfizer, Inc.	53,638	1,639,177
Pinterest, Inc. “A” *	35,907	1,072,901
TE Connectivity Ltd.	8,492	1,000,782
Union Pacific Corp.	4,521	938,605
Warner Bros Discovery, Inc.*	98,141	975,516
(Cost $21,556,207)		24,961,661
Total Common Stocks (Cost $66,753,851)		69,294,331

	Principal Amount ($) (b)		Value ($)
Bonds 43.4%
Australia 1.8%
Australia Government Bond, Series A, REG S, 0.25%, 11/21/2024 (Cost $4,151,524)	AUD	5,645,000	3,423,894
Netherlands 1.0%
ING Groep NV, 3.95%, 3/29/2027		650,000	601,789
The accompanying notes are an integral part of the consolidated financial statements.

DWS Global Macro Fund	|	17

	Principal Amount ($) (b)		Value ($)
Teva Pharmaceutical Finance Netherlands II BV, 4.5%, 3/1/2025	EUR	800,000	826,315
Teva Pharmaceutical Finance Netherlands III BV, 6.0%, 4/15/2024		600,000	595,701
(Cost $1,989,398)			2,023,805
Turkey 0.4%
Republic of Turkey:
3.25%, 6/14/2025	EUR	200,000	205,462
7.375%, 2/5/2025		500,000	501,020
(Cost $713,420)			706,482
United States 40.2%
AbbVie, Inc., 2.95%, 11/21/2026		3,000,000	2,778,493
Anheuser-Busch InBev Worldwide, Inc., 4.0%, 4/13/2028		170,000	159,870
Coty, Inc.:
REG S, 4.75%, 4/15/2026	EUR	1,151,000	1,187,427
144A, 6.5%, 4/15/2026		1,136,000	1,118,960
DISH DBS Corp., 7.75%, 7/1/2026		40,000	26,803
General Motors Financial Co., Inc., 2.7%, 8/20/2027		1,000,000	873,656
Howmet Aerospace, Inc., 5.125%, 10/1/2024		1,026,000	1,013,688
Hp, Inc., 3.0%, 6/17/2027		1,100,000	990,750
Netflix, Inc.:
4.625%, 5/15/2029	EUR	185,000	199,255
6.375%, 5/15/2029		960,000	986,005
U.S. Treasury Notes:
0.375%, 7/15/2024 (c)		8,000,000	7,719,688
0.875%, 9/30/2026		5,000,000	4,464,063
2.375%, 5/15/2029		4,000,000	3,514,219
2.5%, 4/30/2024		10,267,200	10,115,999
2.875%, 6/15/2025		8,000,000	7,714,062
3.5%, 9/15/2025		6,000,000	5,827,500
3.5%, 2/15/2033 (d)		6,200,000	5,549,969
3.625%, 5/15/2026		6,000,000	5,811,563
3.75%, 4/15/2026		4,000,000	3,887,812
4.125%, 6/15/2026		6,000,000	5,880,469
4.25%, 5/31/2025		5,200,000	5,125,250
VeriSign, Inc., 5.25%, 4/1/2025		300,000	296,439
Verizon Communications, Inc., 2.625%, 8/15/2026		800,000	736,556
Warnermedia Holdings, Inc., 3.755%, 3/15/2027		900,000	828,540
(Cost $78,830,484)			76,807,036
Total Bonds (Cost $85,684,826)			82,961,217

The accompanying notes are an integral part of the consolidated financial statements.

18	|	DWS Global Macro Fund

	Shares	Value ($)
Exchange-Traded Funds 9.4%
iShares Core EUR Corp. Bond UCITS ETF	23,877	2,896,363
iShares EUR Corp. Bond ex-Financials UCITS ETF	3,009	328,764
iShares EUR Corp. Bond Large Cap UCITS ETF	5,684	712,634
iShares EUR High Yield Corp. Bond UCITS ETF	15,760	1,486,612
iShares MSCI Japan ETF	34,836	2,053,931
SPDR Gold MiniShares Trust*	265,000	10,433,050
Total Exchange-Traded Funds (Cost $16,954,515)		17,911,354
Cash Equivalents 9.2%
DWS Central Cash Management Government Fund, 5.36% (e) (Cost $17,503,238)	17,503,238	17,503,238

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $186,896,430)	98.3	187,670,140
Other Assets and Liabilities, Net	1.7	3,280,929
Net Assets	100.0	190,951,069
A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2023 are as follows:
Value ($) at 10/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2023	Value ($) at 10/31/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (e) (f)
2,515,670	—	2,515,670 (g)	—	—	31,897	—	—	—
Cash Equivalents 9.2%
DWS Central Cash Management Government Fund, 5.36% (e)
36,717,792	76,830,062	96,044,616	—	—	1,036,561	—	17,503,238	17,503,238
39,233,462	76,830,062	98,560,286	—	—	1,068,458	—	17,503,238	17,503,238

*	Non-income producing security.
(a)	Listed on the New York Stock Exchange.
(b)	Principal amount stated in U.S. dollars unless otherwise noted.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Global Macro Fund	|	19

(c)	At October 31, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	At October 31, 2023, this security has been pledged, in whole or in part, as collateral for open forward foreign currency exchange contracts.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

S&P: Standard & Poor’s
SPDR: Standard & Poor’s Depositary Receipt
At October 31, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2023	12	1,319,093	1,274,063	(45,030)
2 Year U.S. Treasury Note	USD	12/29/2023	10	2,032,134	2,024,219	(7,915)
5 Year U.S. Treasury Note	USD	12/29/2023	125	13,272,311	13,059,570	(212,741)
S&P 500 E-Mini Index	USD	12/15/2023	13	2,872,861	2,737,962	(134,899)
TOPIX Index	JPY	12/7/2023	53	8,185,227	7,881,379	(303,848)
Total unrealized depreciation						(704,433)
At October 31, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
DAX Index	EUR	12/15/2023	9	3,784,854	3,537,996	246,858

The accompanying notes are an integral part of the consolidated financial statements.

20	|	DWS Global Macro Fund

At October 31, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,683,064	GBP	2,208,418	11/30/2023	1,655	JPMorgan Chase Securities, Inc.
EUR	40,340,730	USD	42,742,544	11/30/2023	3,345	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					5,000

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	5,266,845	NOK	58,745,726	11/30/2023	(3,007)	Toronto-Dominion Bank
USD	3,765,211	CHF	3,384,071	11/30/2023	(32,456)	Citigroup, Inc.
USD	4,318,036	JPY	643,191,097	11/30/2023	(53,207)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(88,670)
Currency Abbreviation(s)

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Consolidated Financial Statements.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Global Macro Fund	|	21

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$715,230	$—	$—	$715,230
France	—	13,358,445	—	13,358,445
Germany	—	15,605,293	—	15,605,293
Ireland	1,819,107	—	—	1,819,107
Italy	—	1,057,416	—	1,057,416
Japan	—	4,570,904	—	4,570,904
Korea	—	980,179	—	980,179
Netherlands	—	3,830,851	—	3,830,851
Switzerland	—	2,395,245	—	2,395,245
United States	24,961,661	—	—	24,961,661
Bonds (a)	—	82,961,217	—	82,961,217
Exchange-Traded Funds	12,486,981	5,424,373	—	17,911,354
Short-Term Investments	17,503,238	—	—	17,503,238
Derivatives (b)
Futures Contracts	246,858	—	—	246,858
Forward Foreign Currency Contracts	—	5,000	—	5,000
Total	$57,733,075	$130,188,923	$—	$187,921,998

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(704,433)	$—	$—	$(704,433)
Forward Foreign Currency Contracts	—	(88,670)	—	(88,670)
Total	$(704,433)	$(88,670)	$—	$(793,103)

(a)	See Consolidated Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the consolidated financial statements.

22	|	DWS Global Macro Fund

Consolidated Statement of Assets and Liabilities
as of October 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $169,393,192)	$170,166,902
Investment in DWS Central Cash Management Government Fund (cost $17,503,238)	17,503,238
Foreign currency, at value (cost $2,717,579)	2,676,442
Receivable for Fund shares sold	3,706
Dividends receivable	60,669
Interest receivable	648,930
Receivable for variation margin on futures contracts	39,133
Unrealized appreciation on forward foreign currency contracts	5,000
Foreign taxes recoverable	289,082
Other assets	20,977
Total assets	191,414,079
Liabilities
Payable for Fund shares redeemed	94,235
Unrealized depreciation on forward foreign currency contracts	88,670
Accrued management fee	85,243
Accrued Directors' fees	2,028
Other accrued expenses and payables	192,834
Total liabilities	463,010
Net assets, at value	$190,951,069
Net Assets Consist of
Distributable earnings (loss)	(5,866,410)
Paid-in capital	196,817,479
Net assets, at value	$190,951,069
The accompanying notes are an integral part of the consolidated financial statements.

DWS Global Macro Fund	|	23

Consolidated Statement of Assets and Liabilities
as of October 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($33,406,282 ÷ 3,504,943 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.53
Maximum offering price per share (100 ÷ 94.25 of $9.53)	$10.11
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,301,703 ÷ 145,898 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$8.92
Class R
Net Asset Value, offering and redemption price per share ($109,217 ÷ 11,894 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.18
Class R6
Net Asset Value, offering and redemption price per share ($22,380 ÷ 2,395 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)*	$9.35
Class S
Net Asset Value, offering and redemption price per share ($81,040,069 ÷ 8,710,117 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.30
Institutional Class
Net Asset Value, offering and redemption price per share ($75,071,418 ÷ 8,048,646 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.33
*
Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the consolidated financial statements.

24	|	DWS Global Macro Fund

Consolidated Statement of Operations
for the year ended October 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $292,852)	$2,729,728
Interest	1,988,036
Income distributions — DWS Central Cash Management Government Fund	1,036,561
Securities lending income, net of borrower rebates	31,897
Total income	5,786,222
Expenses:
Management fee	1,207,598
Administration fee	195,228
Services to shareholders	302,484
Distribution and service fees	101,748
Custodian fee	21,093
Professional fees	112,505
Reports to shareholders	48,219
Registration fees	84,324
Directors' fees and expenses	9,898
Other	38,379
Total expenses before expense reductions	2,121,476
Expense reductions	(222,694)
Total expenses after expense reductions	1,898,782
Net investment income	3,887,440
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,182,947)
Futures	865,763
Forward foreign currency contracts	(2,739,575)
Foreign currency	(175,096)
(5,231,855)
Change in net unrealized appreciation (depreciation) on:
Investments	13,947,695
Futures	(2,013,096)
Forward foreign currency contracts	(704,618)
Foreign currency	21,832
11,251,813
Net gain (loss)	6,019,958
Net increase (decrease) in net assets resulting from operations	$9,907,398
The accompanying notes are an integral part of the consolidated financial statements.

DWS Global Macro Fund	|	25

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2023 (Consolidated)	2022
Operations:
Net investment income	$3,887,440	$2,751,339
Net realized gain (loss)	(5,231,855)	9,605,784
Change in net unrealized appreciation (depreciation)	11,251,813	(32,687,866)
Net increase (decrease) in net assets resulting from operations	9,907,398	(20,330,743)
Distributions to shareholders:
Class A	(1,744,433)	(656,461)
Class T	—	(194)
Class C	(69,985)	(22,477)
Class R	(5,911)	(2,474)
Class R6	(1,140)	(784)
Class S	(4,327,733)	(1,703,817)
Institutional Class	(3,956,337)	(1,646,405)
Return of capital distributions to shareholders:
Class A	(240,778)	—
Class C	(9,009)	—
Class R	(781)	—
Class R6	(159)	—
Class S	(600,702)	—
Institutional Class	(549,736)	—
Total distributions	(11,506,704)	(4,032,612)
Fund share transactions:
Proceeds from shares sold	16,274,684	27,651,815
Reinvestment of distributions	11,072,650	3,888,485
Payments for shares redeemed	(34,551,649)	(40,299,133)
Net increase (decrease) in net assets from Fund share transactions	(7,204,315)	(8,758,833)
Increase (decrease) in net assets	(8,803,621)	(33,122,188)
Net assets at beginning of period	199,754,690	232,876,878
Net assets at end of period	$190,951,069	$199,754,690

The accompanying notes are an integral part of the consolidated financial statements.

26	|	DWS Global Macro Fund

Consolidated Financial Highlights
DWS Global Macro Fund — Class A
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.63	$10.76	$9.54	$10.16	$10.15
Income (loss) from investment operations:
Net investment income[a]	.17	.11	.11	.12	.17
Net realized and unrealized gain (loss)	.28	(1.07)	1.20	(.42 )	.44
Total from investment operations	.45	(.96 )	1.31	(.30 )	.61
Less distributions from:
Net investment income	(.38 )	(.17 )	(.09 )	(.32 )	(.42 )
Net realized gains	(.11 )	—	—	—	(.18 )
Return of capital	(.06 )	—	—	—	—
Total distributions	(.55 )	(.17 )	(.09 )	(.32 )	(.60 )
Net asset value, end of period	$9.53	$9.63	$10.76	$9.54	$10.16
Total Return (%)[b,c]	4.67	(8.97)	13.74	(3.03)	6.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	35	43	38	10
Ratio of expenses before expense reductions (%)	1.28	1.27	1.28	1.32	2.08
Ratio of expenses after expense reductions (%)	1.14	1.04	.97	1.16	1.30
Ratio of net investment income (%)	1.73	1.04	1.03	1.21	1.76
Portfolio turnover rate (%)	48	40	43	136	41

Effective July 11, 2023, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to the year ended October 31, 2023 have not been consolidated.

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Global Macro Fund	|	27

DWS Global Macro Fund — Class C
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.02	$10.07	$8.94	$9.48	$9.48
Income (loss) from investment operations:
Net investment income[a]	.08	.03	.03	.04	.09
Net realized and unrealized gain (loss)	.27	(.99 )	1.11	(.39 )	.41
Total from investment operations	.35	(.96 )	1.14	(.35 )	.50
Less distributions from:
Net investment income	(.29 )	(.09 )	(.01 )	(.19 )	(.32 )
Net realized gains	(.11 )	—	—	—	(.18 )
Return of capital	(.05 )	—	—	—	—
Total distributions	(.45 )	(.09 )	(.01 )	(.19 )	(.50 )
Net asset value, end of period	$8.92	$9.02	$10.07	$8.94	$9.48
Total Return (%)[b,c]	3.88	(9.57)	12.79	(3.75)	5.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	7	2
Ratio of expenses before expense reductions (%)	2.07	2.04	2.02	2.03	2.82
Ratio of expenses after expense reductions (%)	1.88	1.78	1.72	1.92	2.05
Ratio of net investment income (%)	.91	.31	.31	.45	1.02
Portfolio turnover rate (%)	48	40	43	136	41

Effective July 11, 2023, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to the year ended October 31, 2023 have not been consolidated.

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

28	|	DWS Global Macro Fund

DWS Global Macro Fund — Class R
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.28	$10.37	$9.20	$9.77	$9.77
Income (loss) from investment operations:
Net investment income[a]	.13	.07	.08	.09	.14
Net realized and unrealized gain (loss)	.28	(1.02)	1.15	(.39 )	.42
Total from investment operations	.41	(.95 )	1.23	(.30 )	.56
Less distributions from:
Net investment income	(.34 )	(.14 )	(.06 )	(.27 )	(.38 )
Net realized gains	(.11 )	—	—	—	(.18 )
Return of capital	(.06 )	—	—	—	—
Total distributions	(.51 )	(.14 )	(.06 )	(.27 )	(.56 )
Net asset value, end of period	$9.18	$9.28	$10.37	$9.20	$9.77
Total Return (%)[b]	4.41	(9.21)	13.37	(3.20)	6.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	.2	.2	.3
Ratio of expenses before expense reductions (%)	1.74	1.66	1.70	1.68	2.45
Ratio of expenses after expense reductions (%)	1.38	1.28	1.22	1.43	1.53
Ratio of net investment income (%)	1.38	.75	.82	.96	1.51
Portfolio turnover rate (%)	48	40	43	136	41

Effective July 11, 2023, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to the year ended October 31, 2023 have not been consolidated.

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Global Macro Fund	|	29

DWS Global Macro Fund — Class R6
	Years Ended October 31,				Period Ended
	2023	2022	2021	2020	10/31/19[a]
Selected Per Share Data
Net asset value, beginning of period	$9.44	$10.54	$9.36	$9.98	$9.70
Income (loss) from investment operations:
Net investment income[b]	.19	.14	.13	.14	.05
Net realized and unrealized gain (loss)	.29	(1.05)	1.16	(.40 )	.23
Total from investment operations	.48	(.91 )	1.29	(.26 )	.28
Less distributions from:
Net investment income	(.39 )	(.19 )	(.11 )	(.36 )	—
Net realized gains	(.11 )	—	—	—	—
Return of capital	(.07 )	—	—	—	—
Total distributions	(.57 )	(.19 )	(.11 )	—	—
Net asset value, end of period	$9.35	$9.44	$10.54	$9.36	$9.98
Total Return (%)[c]	5.06	(8.67)	13.84	(2.70)	2.89 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	22	21	50	44	10
Ratio of expenses before expense reductions (%)	.98	.96	.94	.99	1.82 **
Ratio of expenses after expense reductions (%)	.88	.78	.72	.91	.98 **
Ratio of net investment income (%)	1.99	1.38	1.29	1.46	1.55 **
Portfolio turnover rate (%)	48	40	43	136	41 [d]

Effective July 11, 2023, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to the year ended October 31, 2023 have not been consolidated.

[a]	For the period from July 1, 2019 (commencement of operations) to October 31, 2019.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2019.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the consolidated financial statements.

30	|	DWS Global Macro Fund

DWS Global Macro Fund — Class S
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.40	$10.49	$9.32	$9.95	$9.93
Income (loss) from investment operations:
Net investment income[a]	.19	.13	.12	.14	.20
Net realized and unrealized gain (loss)	.27	(1.04)	1.16	(.40 )	.43
Total from investment operations	.46	(.91 )	1.28	(.26 )	.63
Less distributions from:
Net investment income	(.39 )	(.18 )	(.11 )	(.37 )	(.43 )
Net realized gains	(.11 )	—	—	—	(.18 )
Return of capital	(.06 )	—	—	—	—
Total distributions	(.56 )	(.18 )	(.11 )	(.37 )	(.61 )
Net asset value, end of period	$9.30	$9.40	$10.49	$9.32	$9.95
Total Return (%)[b]	4.91	(8.70)	13.75	(2.72)	7.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	84	102	96	5
Ratio of expenses before expense reductions (%)	1.05	1.04	1.04	1.07	1.86
Ratio of expenses after expense reductions (%)	.89	.81	.82	.92	.94
Ratio of net investment income (%)	1.98	1.27	1.18	1.43	2.12
Portfolio turnover rate (%)	48	40	43	136	41

Effective July 11, 2023, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to the year ended October 31, 2023 have not been consolidated.

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

DWS Global Macro Fund	|	31

DWS Global Macro Fund — Institutional Class
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$9.42	$10.53	$9.34	$9.97	$9.96
Income (loss) from investment operations:
Net investment income[a]	.19	.13	.14	.14	.20
Net realized and unrealized gain (loss)	.29	(1.05)	1.16	(.40 )	.43
Total from investment operations	.48	(.92 )	1.30	(.26 )	.63
Less distributions from:
Net investment income	(.39 )	(.19 )	(.11 )	(.37 )	(.44 )
Net realized gains	(.11 )	—	—	—	(.18 )
Return of capital	(.07 )	—	—	—	—
Total distributions	(.57 )	(.19 )	(.11 )	(.37 )	(.62 )
Net asset value, end of period	$9.33	$9.42	$10.53	$9.34	$9.97
Total Return (%)[b]	5.05	(8.78)	13.97	(2.76)	6.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	79	84	39	16
Ratio of expenses before expense reductions (%)	.93	.91	.92	1.00	1.67
Ratio of expenses after expense reductions (%)	.89	.79	.72	.91	.97
Ratio of net investment income (%)	1.99	1.33	1.32	1.46	2.10
Portfolio turnover rate (%)	48	40	43	136	41

Effective July 11, 2023, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to the year ended October 31, 2023 have not been consolidated.

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

32	|	DWS Global Macro Fund

Notes to Consolidated Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global Macro Fund (the “Fund” ) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Upon the recommendation of the Advisor, the Fund’s Board of Directors authorized the termination and liquidation of Class R Shares, effective on or about March 25, 2024 (the “Liquidation Date” ). Effective December 15, 2023, in connection with the liquidation, Class R Shares, with certain exceptions, will be closed to new investors. Shareholders who continue to hold shares of a Class R Shares on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

DWS Global Macro Fund	|	33

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.
Principles of Consolidation. Effective July 11, 2023 the Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Global Macro Fund LLC, organized under the laws of the Cayman Islands (the “Subsidiary” ). The Fund and the Subsidiary each operate in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission. As a result, both the Fund and the Subsidiary are not deemed to be a commodity pool under the Commodity Exchange Act (“CEA” ), as amended, and are limited in their ability to use certain financial instruments regulated under the CEA. Among other investments, the Subsidiary may invest in gold exchange-traded funds that do not operate as commodity pools and fixed income instruments. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of October 31, 2023, the Fund’s investment in the Subsidiary was $1,006,157, representing 0.5% of the Fund’s total assets.
The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own

34	|	DWS Global Macro Fund

assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities and ETFs, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or

DWS Global Macro Fund	|	35

pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended October 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management

36	|	DWS Global Macro Fund

Americas, Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2023, the Fund had no securities on loan.
When-Issued, Delayed-Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued, delayed-delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
Income from certain commodity-linked exchange-traded funds does not constitute “qualifying income”  to the Fund. Receipt of such income could

DWS Global Macro Fund	|	37

cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.
At October 31, 2023, the Fund had net tax basis capital loss carryforwards of $4,022,423 of long-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in derivatives, premium amortization on debt securities, the realized tax character on distributions from certain securities and investment in the subsidiary. The Fund may utilize a portion of the proceeds from capital shares redeemed as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Capital loss carryforwards	$(4,022,423)
Net unrealized appreciation (depreciation) on investments	$(1,715,981)

38	|	DWS Global Macro Fund

At October 31, 2023, the aggregate cost of investments for federal income tax purposes was $189,078,065. The net unrealized depreciation for all investments based on tax cost was $1,715,981. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $12,812,031 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $14,528,012.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2023	2022
Distributions from ordinary income*	$7,955,780	$4,032,612
Distributions from long-term capital gains	$2,149,759	$—
Return of capital distributions	$1,401,165	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which

DWS Global Macro Fund	|	39

the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2023, the Fund entered into futures as a substitute for direct investment in a particular asset class, for duration management, and for hedging purposes.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
A summary of the open futures contracts as of October 31, 2023, is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended October 31, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,663,000 to $26,977,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,538,000 to $34,400,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet

40	|	DWS Global Macro Fund

the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2023, is included in the table following the Fund’s Consolidated Investment Portfolio. For the year ended October 31, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $54,781,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $18,178,000.
The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2023 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$246,858	$246,858
Foreign Exchange Contracts (b)	5,000	—	5,000
	$5,000	$246,858	$251,858
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a)
Includes cumulative appreciation of futures contracts as disclosed in the Consolidated
Investment Portfolio. Unsettled variation margin is disclosed separately within the
Consolidated Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(438,747)	$(438,747)
Interest Rate Contracts (a)	—	(265,686)	(265,686)
Foreign Exchange Contracts (b)	(88,670)	—	(88,670)
	$(88,670)	$(704,433)	$(793,103)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a)
Includes cumulative depreciation of futures contracts as disclosed in the Consolidated
Investment Portfolio. Unsettled variation margin is disclosed separately within the
Consolidated Statement of Assets and Liabilities.

(b)	Unrealized depreciation on forward foreign currency contracts

DWS Global Macro Fund	|	41

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2023 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$53,100	$53,100
Interest Rate Contracts (a)	—	812,663	812,663
Foreign Exchange Contracts (a)	(2,739,575)	—	(2,739,575)
	$(2,739,575)	$865,763	$(1,873,812)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(788,341)	$(788,341)
Interest Rate Contracts (a)	—	(1,224,755)	(1,224,755)
Foreign Exchange Contracts (a)	(704,618)	—	(704,618)
	$(704,618)	$(2,013,096)	$(2,717,714)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of October 31, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Consolidated

42	|	DWS Global Macro Fund

Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$5,000	$(5,000)	$—	$—	$—

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$32,456	$—	$(32,456)	$—	$—
JPMorgan Chase Securities, Inc.	53,207	(5,000)	—	—	48,207
Toronto-Dominion Bank	3,007	—	—	—	3,007
	$88,670	$(5,000)	$(32,456)	$—	$51,214

(a)	The actual collateral received and/or pledged may be more than the amounts shown.
C.
Purchases and Sales of Securities
During the year ended October 31, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$44,246,067	$63,597,640
U.S. Treasury Obligations	$39,995,854	$19,000,000
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other

DWS Global Macro Fund	|	43

contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
DWS International GmbH, a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a subadvisory agreement between DIMA and DWS International GmbH, DIMA, not the Fund, compensates DWS International GmbH for the services it provides to the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $2.5 billion of the Fund’s average daily net assets	.600%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%
Accordingly, for the year ended October 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from November 1, 2022 through February 28, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.06%
Class C	1.81%
Class R	1.31%
Class R6	.81%
Class S	.81%
Institutional Class	.81%
Effective March 1, 2023 through February 29, 2024 (through September 30, 2023 for Institutional Class shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary

44	|	DWS Global Macro Fund

expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of certain classes as follows:
Class A	1.18%
Class C	1.93%
Class R	1.43%
Class R6	.93%
Class S	.93%
Institutional Class	.93%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Institutional Class shares at 1.04%.
In addition, for the period from March 1, 2023 through October 31, 2023, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.92%.
For the year ended October 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$51,594
Class C	2,754
Class R	432
Class R6	22
Class S	139,206
Institutional Class	28,686
$222,694
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2023, the Administration Fee was $195,228, of which $15,858 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder

DWS Global Macro Fund	|	45

service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2023
Class A	$23,481	$3,884
Class C	980	181
Class R	168	28
Class R6	26	5
Class S	101,950	16,978
Institutional Class	983	159
	$127,588	$21,235
In addition, for the year ended October 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$38,055
Class C	2,010
Class R	279
Class S	53,068
Institutional Class	43,805
$137,217
Distribution and Service Fees.  Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements

46	|	DWS Global Macro Fund

with various firms at various rates for sales of Class C and R shares. For the year ended October 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2023
Class C	$11,401	$859
Class R	301	23
	$11,702	$882
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2023	Annual Rate
Class A	$85,972	$14,938.24%
Class C	3,773	600.25%
Class R	301	218.25%
	$90,046	$15,756
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2023 aggregated $418.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2023, the CDSC for Class C shares aggregated $4. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2023, DDI received $24 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2023, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders”  aggregated $1,790, of which $697 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

DWS Global Macro Fund	|	47

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the year ended October 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,427.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2023.
F.
Concentration of Ownership
From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2023, DWS Alternative Asset Allocation VIP held 17% of the total shares outstanding of the Fund.

48	|	DWS Global Macro Fund

G.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	120,313	$1,189,813	156,357	$1,614,007
Class C	24,765	228,617	16,627	160,226
Class R	2,097	19,977	2,100	20,860
Class S	75,680	733,145	71,361	726,593
Institutional Class	1,456,779	14,103,132	2,454,959	25,130,129
		$16,274,684		$27,651,815
Shares issued to shareholders in reinvestment of distributions
Class A	184,771	$1,787,475	58,443	$590,452
Class T	—	—	20 *	194 *
Class C	8,737	78,994	2,375	22,477
Class R	719	6,692	252	2,474
Class R6	137	1,299	78	784
Class S	497,294	4,696,445	164,966	1,626,885
Institutional Class	475,566	4,501,745	166,647	1,645,219
		$11,072,650		$3,888,485
Shares redeemed
Class A	(475,200)	$(4,684,684)	(524,463)	$(5,378,334)
Class T	—	—	(1,163)*	(10,723)*
Class C	(101,449)	(936,736)	(117,670)	(1,136,397)
Class R	(5,435)	(51,311)	(9,826)	(98,201)
Class R6	—	—	(2,589)	(25,122)
Class S	(771,194)	(7,427,446)	(1,087,530)	(10,943,919)
Institutional Class	(2,223,175)	(21,451,472)	(2,276,149)	(22,706,437)
		$(34,551,649)		$(40,299,133)

DWS Global Macro Fund	|	49

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(170,116)	$(1,707,396)	(309,663)	$(3,173,875)
Class T	—	—	(1,143)*	(10,529)*
Class C	(67,947)	(629,125)	(98,668)	(953,694)
Class R	(2,619)	(24,642)	(7,474)	(74,867)
Class R6	137	1,299	(2,511)	(24,338)
Class S	(198,220)	(1,997,856)	(851,203)	(8,590,441)
Institutional Class	(290,830)	(2,846,595)	345,457	4,068,911
		$(7,204,315)		$(8,758,833)

*	For the period from November 1, 2021 to September 30, 2022 (Class T liquidation date).

50	|	DWS Global Macro Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS Global Macro Fund:
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of DWS Global Macro Fund (the “Fund” ) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation” ), including the consolidated investment portfolio, as of October 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at October 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the

DWS Global Macro Fund	|	51

effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 19, 2023

52	|	DWS Global Macro Fund

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

DWS Global Macro Fund	|	53

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class C, Class R, Class R6 and Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2023 to October 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

54	|	DWS Global Macro Fund

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$964.10	$960.40	$963.20	$966.40	$965.10	$966.30
Expenses Paid per $1,000*	$5.84	$9.54	$7.08	$4.56	$4.61	$4.61
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$1,019.26	$1,015.48	$1,018.00	$1,020.57	$1,020.52	$1,020.52
Expenses Paid per $1,000*	$6.01	$9.80	$7.27	$4.69	$4.74	$4.74

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Global Macro Fund	1.18%	1.93%	1.43%	.92%	.93%	.93%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS Global Macro Fund	|	55

Tax Information (Unaudited)
The Fund paid distributions of $0.11 per share from net long-term capital gains during its year ended October 31, 2023.
For corporate shareholders, 6% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2023, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $3,324,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

56	|	DWS Global Macro Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS Global Macro Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and DWS International GmbH (“DWS International” ), an affiliate of DIMA, in September 2023.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS International are part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a

DWS Global Macro Fund	|	57

wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS International’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS International provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including DWS International. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2022.

58	|	DWS Global Macro Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). With respect to the sub-advisory fee paid to DWS International, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS International.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received

DWS Global Macro Fund	|	59

information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.

60	|	DWS Global Macro Fund

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Global Macro Fund	|	61

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

62	|	DWS Global Macro Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS Global Macro Fund	|	63

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

64	|	DWS Global Macro Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Vice President,
DWS Service Company (2018–present); President, DB
Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS
Investment Management Americas, Inc. (2023–present);
formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds
(2013–2019); Secretary, DWS USA Corporation (2018–2023);
Assistant Secretary, DWS Investment Management
Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust
Company (2018–2023); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Assistant Secretary, DWS Distributors, Inc. (2018–2023);
Directorships: Director of DWS Service Company
(2018–present); Director of DB Investment Managers, Inc.
(2018–present); Director of Episcopalian Charities of New
York (2018–present); Interested Director of The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2020–present);
Director of ICI Mutual Insurance Company (2020–present);
Director of DWS USA Corporation (2023–present); Director
of DWS Investment Management Americas, Inc.
(2023–present); and Manager of DBX Advisors
LLC. (2023–present)

DWS Global Macro Fund	|	65

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

66	|	DWS Global Macro Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Global Macro Fund	|	67

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

68	|	DWS Global Macro Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 806	25156G 608	25156G 509
Fund Number	499	799	2399	559

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	DBITX	DBIWX
CUSIP Number	25156G 707	25156G 418
Fund Number	1501	1699

DWS Global Macro Fund	|	69

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DGMF-2
(R-024957-14 12/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Global Macro Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$58,361	$0	$7,629	$0
2022	$58,361	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$7,629	$539,907	$0	$547,536
2022	$7,879	$32,448	$0	$40,327

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Macro Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/29/2023